UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 22, 2007

Universal American Financial Corp.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

0-11321	11-2580136
(Commission File Number)	(I.R.S. Employer Identification Number)

Six International Drive, Suite 190

Rye Brook, New York  10573

(Address of Principal Executive Offices) (Zip Code)

(914) 934-5200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 22, 2007, Universal American Financial Corp. (the “Company”) participated in the offering and sale of $50,000,000 of fixed/floating rate capital securities (the “Trust Preferred Securities”) issued by Universal American Statutory Trust VI (the “Trust”), an affiliated Delaware trust formed on March 13, 2007.  The Trust Preferred Securities mature on March 15, 2037, are redeemable at the Company’s option at par plus accrued and unpaid interest beginning March 15, 2012, and require quarterly distributions of interest by the Trust to the holder of the Trust Preferred Securities.  Interest will be payable quarterly in arrears at a fixed rate of 7.675% through and including December 15, 2012, and thereafter, interest will be payable quarterly in arrears at a variable per annum rate, reset quarterly, equal to the London interbank offered interest rate for three-month, U.S. dollar deposits plus 2.75%.  The Trust also issued 1,547 of its floating rate common securities (the “Common Securities”) to the Company for a purchase price of $1,547,000, which constituted all of the issued and outstanding common securities of the Trust.

The Trust used the proceeds from the sale of the Trust Preferred Securities and the Common Securities to purchase $51,547,000 in principal amount of the Company’s floating/fixed rate junior subordinated deferrable interest debentures, due March 15, 2037 (the “Debentures”).  The net proceeds to the Company from the sale of the Debentures to the Trust will be used by the Company to support the growth of its insurance subsidiaries and for other general corporate purposes.

The Debentures were issued pursuant to an Indenture (the “Indenture”), dated March 22, 2007, by and between the Company and Wilmington Trust Company, as Trustee.  The terms of the Debentures are substantially the same as the terms of the Trust Preferred Securities.  The interest payments on the Debentures paid by the Company will be used by the Trust to pay the quarterly distributions to the holder of the Trust Preferred Securities.  The Company has the right to defer interest payments on the Debentures for up to five years without triggering an event of default.

The Indenture permits the Company to redeem the Debentures (and thus a like amount of the Trust Preferred Securities) on or after March 15, 2012 at par plus accrued and unpaid interest, or in connection with a special event (as defined in the indenture). If the Company redeems any amount of the Debentures, the Trust must redeem a like amount of the Trust Preferred Securities.

The terms of the Trust Preferred Securities are governed by an Amended and Restated Declaration of Trust (the “Declaration”), dated as of March 22, 2007, by and among Wilmington Trust Company, as Institutional Trustee and as Delaware Trustee, Universal American Financial Corp., as Sponsor, and the Administrators (as named therein).  Under the terms of the Trust Preferred Securities, an event of default may occur upon (i) non-payment of interest on any Debenture when due and payable (other than because the Company has exercised its right to an extension in accordance with the terms of the indenture), and failure to cure the default for a period of 30 days; (ii) non-payment of all or any part of the principal of any Debenture when due and payable; (iii) the Company’s breach of any covenants or agreements in the Indenture, which failure continues for a period of 60 days after notice of such failure is given to the Company; or (iv) bankruptcy or liquidation of the Company or of the Trust.

The Company has provided a full, irrevocable and unconditional guarantee of payment of the obligations of the Trust with respect to the Trust Preferred Securities pursuant to a Guarantee Agreement, dated March 22, 2007, by and between the Company and Wilmington Trust Company, as Trustee.

The offering and sale of the Trust Preferred Securities was conducted through co-placement agents and pursuant to two Subscription Agreements (the “Purchase Agreements”), dated March 22, 2007 among the Company and the Trust, as sellers, and Preferred Term Securities XXII, Ltd. and First Tennessee Bank, N.A., as purchasers.

The foregoing descriptions of the terms of the securities and instruments do not purport to be complete and are qualified in their entirety by reference to the full description of the securities and instruments, which are filed hereto as exhibits.

The Trust Preferred Securities and Debentures have not been be registered under the Securities Act of 1933, as amended, or applicable state securities laws, and unless so registered, may not be offered or sold in the United States, except pursuant to an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.

Item 2.03.                                          Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant.

See the description contained in Item 1.01 above, which is incorporated herein by reference.

Item 9.01.                                            Financial Statements and Exhibits.

         (d)    Exhibits

4.1	Indenture, dated as of March 22, 2007, between Universal American Financial Corp. and Wilmington Trust Company, as Trustee, relating to Fixed/Floating Rate Junior Subordinated Debentures Due 2037.
4.2

Amended and Restated Declaration of Trust, dated as of March 22, 2007, by and among Wilmington Trust Company, as Institutional Trustee and as Delaware Trustee, James River Group, Inc., as Sponsor, and the Administrators (as named therein).

4.3	Guarantee Agreement, dated as of March 22, 2007, by Universal American Financial Corp., as Guarantor, and Wilmington Trust Company, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN FINANCIAL CORP.

Date: March 28, 2007	By	/s/ LISA M. SPIVACK
Lisa M. Spivack
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description
4.1	Indenture, dated as of March 22, 2007, between Universal American Financial Corp. and Wilmington Trust Company, as Trustee, relating to Fixed/Floating Rate Junior Subordinated Debentures Due 2037.

4.2

Amended and Restated Declaration of Trust, dated as of March 22, 2007, by and among Wilmington Trust Company, as Institutional Trustee and as Delaware Trustee, James River Group, Inc., as Sponsor, and the Administrators (as named therein).

4.3	Guarantee Agreement, dated as of March 22, 2007, by Universal American Financial Corp., as Guarantor, and Wilmington Trust Company, as Trustee.